Lease Obligations	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
Lease Obligations
(17)	Lease Obligations

We are obligated under operating leases for two of our banking offices. For the years ended December 31, 2015 and 2014 rental expense under operating leases was $83,000 and $0, respectively, which is included in the occupancy and equipment expenses. Office leases generally include renewal options for various additional terms after the expiration of the initial term of each lease, which are not included in the future minimum lease payments below. At December 31, 2015, future minimum lease payments for the fixed, non-cancelable terms of operating leases are as follows:

2016	$179
2017	184
2018	135
2019	99
2020	76
Thereafter	—

$673